Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma combined condensed consolidated financial information has been prepared using the acquisition method of accounting under the provisions of the Financial Accounting Standards Board Accounting Standards Codification 805, “Business Combinations”, giving effect to the acquisition of Cecil Bancorp, Inc. (“Cecil”) by ENB Financial Corp (the “Corporation”). Under this method, Cecil’s assets and liabilities as of February 1, 2026, the date of the acquisition, will be recorded at their respective fair values and added to those of the Corporation. Any difference between the purchase price for Cecil and the fair value of the identifiable net assets acquired (including core deposit intangibles) will be recorded as goodwill. The goodwill resulting from the acquisition will not be amortized to expense but instead will be reviewed for impairment at least annually. Any core deposit intangible with estimated useful lives to be recorded by the Corporation in connection with the acquisition will be amortized to expense over such core deposit intangible asset’s estimated useful life. The financial statements of the Corporation issued after the acquisition will reflect the results attributable to the acquired operations of Cecil beginning on the date of completion of the acquisition. The following unaudited pro forma condensed combined financial information and accompanying notes are based on and should be read in conjunction with the following historical financial statements and accompanying notes:

•	The historical unaudited consolidated financial statements of the Corporation as of and for the nine months ended September 30, 2025 (included in the Corporation’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2025), and the historical audited consolidated financial statements of the Corporation as of and for the year ended December 31, 2024 (included in ENB Financial Corp’s 2024 10-K); and
•	The historical unaudited consolidated financial statements of Cecil as of and for the nine months ended September 30, 2025 and 2024 and the historical audited consolidated financial statements of Cecil as of and for the year ended December 31, 2024 (included as Exhibits in this Form 8-K/A).

The unaudited pro forma condensed combined financial information is provided for illustrative information purposes only. The unaudited pro forma condensed combined financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma combined condensed financial statements have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Information, which requires the depiction of the accounting for the transaction, which we refer to as transaction accounting adjustments. Regulation S-X also allows for management adjustments that could include presentation of reasonably estimable cost savings and revenue enhancements and other transaction effects that have occurred or are reasonably expected to occur. The Corporation has elected not to present management’s adjustments and will only be presenting transaction accounting adjustments in the following unaudited pro forma condensed combined financial information.

The following unaudited pro forma combined consolidated balance sheet as of September 30, 2025 combines information from the unaudited consolidated balance sheet of the Corporation as of September 30, 2025 with the unaudited consolidated balance sheet of Cecil as of September 30, 2025, as if it had been consummated on September 30, 2025. The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2025, combines information from the unaudited consolidated statements of income of the Corporation for the nine months ended September 30, 2025, with the unaudited consolidated statement of income of Cecil for the nine months ended September 30, 2025, giving effect to the transaction as if it had been consummated on January 1, 2024. Certain reclassification adjustments have been made to Cecil’s financial statements to conform to the Corporation’s financial statement presentation, and certain reclassifications have been made to the Corporation’s financial statements to break-out certain financial statement line items.

The unaudited pro forma condensed consolidated financial statements were prepared with the Corporation as the accounting acquirer and Cecil as the accounting acquiree under the acquisition method of accounting. Accordingly, the consideration paid by the Corporation to complete the acquisition of Cecil will be allocated to Cecil’s assets and liabilities based upon their estimated fair values as of the date of completion of the acquisition. The fair value adjustments made to the acquired assets and liabilities herein are considered preliminary and are subject to changes as the Corporation finalizes its fair value determinations. The allocation is dependent upon certain valuations and other studies that have not been finalized at this time; however, preliminary significant valuations based on the fair value of the acquired assets and liabilities have been estimated and included in the unaudited condensed pro forma financial statements.

The final allocation of the purchase price will be determined after completion of thorough analyses to determine the fair value of Cecil’s tangible and identifiable intangible assets and liabilities as of February 1, 2026, the effective date. Increases or decreases in the estimated fair values of the net assets as compared with the information shown in the unaudited pro forma combined condensed consolidated financial information may change the amount of the purchase price allocated to goodwill and other assets and liabilities and may impact the Corporation’s consolidated statements of income due to adjustments in yield and/or amortization of the adjusted assets or liabilities. Any changes to Cecil’s stockholders’ equity, including results of operations from September 30, 2025, through the closing date will also change the purchase price allocation, which may include the recording of a lower or higher amount of goodwill. The final adjustments may be materially different from the transaction accounting adjustments presented herein.

The pro forma statements of income and per share data information does not include anticipated cost savings or revenue enhancements. The Corporation and Cecil continue to assess the two companies’ personnel, benefits plans, premises, equipment, computer systems, and service contracts to determine where the companies may take advantage of redundancies including converting Cecil to the Corporation’s core operating system. Certain decisions arising from these assessments may involve canceling contracts between either Cecil or the Corporation and certain service providers. There is no assurance that the anticipated cost savings will be realized on the anticipated time schedule or at all. The pro forma combined basic and diluted earnings per share of the Corporation’s common stock is based on the pro forma combined net income for Cecil and the Corporation divided by the basic or diluted common shares of the Corporation for the periods presented on such statements of income. The pro forma information includes adjustments related to the fair value of assets and liabilities of Cecil and is subject to adjustment as additional information becomes available and as final merger date analyses are performed. The pro forma combined balance sheet and book value per share data includes the adjustment to reflect the unaccrued one-time merger and conversion related charges for the Corporation and Cecil: (a) the Corporation’s pre-tax charges are estimated at $2,485,000 ($2,128,000 after tax) and $1,550,000 ($1,213,000 after tax) for merger and conversion related charges and are included as a pro forma liability accrual with the after-tax cost as reduction to retained earnings, and (b) Cecil’s pre-tax charges are estimated at $497,000 ($360,000 after-tax) and are included as a pro forma fair value liability accrual. The pro forma combined book value per share of the Corporation is based on the pro forma combined common stockholders’ equity of Cecil and the Corporation divided by total common shares of the Corporation.

The unaudited pro forma data are qualified by the statements set forth under this caption and should not be considered indicative of the market value of the Corporation’s common stock or the actual or future results of operations of the Corporation for any period. Actual results may be materially different than the pro forma information presented.

ENB FINANCIAL CORP

Unaudited Combined Pro Forma Balance Sheets as of September 30, 2025

(Dollars in Thousands, except per share data)

			Transaction/
	ENB	Cecil	Purchase
	Financial Corp	Bancorp, Inc.	Accounting		Combined
	Historical	Historical	Adjustments		Proforma
	$	$	$		$
ASSETS
Cash and due from banks	8,049	548	—		8,597
Interest-bearing deposits in other banks	40,351	24,347	(31,329)	(4)	33,369
Federal funds sold	—	689	—		689
Total cash and cash equivalents	48,400	25,584	(31,329)		42,655
Securities available for sale (at fair value)	590,368	20,982	(183)	(5)	611,167
Equity securities (at fair value)	9,575	—	—		9,575
Loans held for sale	1,250	—	—		1,250
Loans (net of unearned income)	1,482,275	159,342	(5,592)	(6)	1,636,025
Less: Allowance for credit losses	16,637	1,726	272	(7)	18,635
Net loans	1,465,638	157,616	(5,864)		1,617,390
Premises and equipment	31,182	2,561	(463)	(8)	33,280
Regulatory stock	10,867	1,070	—		11,937
Goodwill	—	—	7,333	(2)	7,333
Core deposit intangible	—	—	2,746	(9)	2,746
Operating lease right of use asset	2,574	618	(107)	(10)	3,085
Deferred tax assets	7,335	9,313	(803)	(11)	15,845
Bank owned life insurance	36,758	—	—		36,758
Other assets	18,644	2,288	(214)	(12)	20,718
Total assets	2,222,591	220,032	(28,884)		2,413,739

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing	623,270	32,046	—		655,316
Interest-bearing	1,261,479	157,122	(297)	(13)	1,418,304
Total deposits	1,884,749	189,168	(297)		2,073,620
Operating lease liability	2,608	633	(89)	(10)	3,152
Short-term borrowings	60,000	—	—		60,000
Long-term debt	70,822	—	—		70,822
Subordinated debt	39,836	—	—		39,836
Reserve for unfunded commitments	1,364	38	(23)	(14)	1,379
Other liabilities	11,224	527	4,532	(15)	16,283
Total liabilities	2,070,603	190,366	4,123		2,265,092
Stockholders' equity:
Common stock	574	156	(156)	(3)	574
Capital surplus	3,989	53,051	(53,051)	(3)	3,989
Retained earnings (accumulated deficit)	174,990	(22,235)	18,894	(3)	171,649
Accumulated other comprehensive loss, net of tax	(26,843)	(1,306)	1,306	(3)	(26,843)
Less: Treasury stock	(722)	—	—		(722)
Total stockholders' equity	151,988	29,666	(33,007)		148,647
Total liabilities and stockholders' equity	2,222,591	220,032	(28,884)		2,413,739

Per share data:
Common shares outstanding	5,696,191	15,626,998	(15,626,998)	(3)	5,696,191
Book value per share	$26.68	$1.90			$26.10

See accompanying notes to Unaudited Pro Forma Combined Consolidated Financial Information.

ENB FINANCIAL CORP

Unaudited Combined Pro Forma Statement of Income for the Nine Months September 30, 2025

(Dollars in Thousands, except per share data)

	ENB	Cecil	Purchase
	Financial Corp	Bancorp, Inc.	Accounting		Combined
	Historical	Historical	Adjustments		Proforma
	$	$	$		$
Interest and dividend income:
Interest and fees on loans	59,940	7,230	1,149	(6)	68,319
Interest on securities available for sale:
Taxable	15,239	615	—	(5)	15,854
Tax-exempt	1,960	—	—		1,960
Interest on deposits at other banks	867	766	(961)	(4)	672
Dividend income	1,040	55	—		1,095
Total interest and dividend income	79,046	8,666	188		87,900
Interest expense:
Interest on deposits	22,678	3,036	40	(13)	25,754
Interest on borrowings	5,601	56	—		5,657
Total interest expense	28,279	3,092	40		31,411
Net interest income	50,767	5,574	148		56,489
Provision for credit losses	632	50	—		682
Net interest income after provision for credit losses	50,135	5,524	148		55,807

Other income:
Trust and investment services income	2,477	—	—		2,477
Service fees	4,302	333	—		4,635
Commissions	3,062		—		3,062
Losses on sale of debt securities, net	(307)		—		(307)
Gains on equity securities, net	85		—		85
Gains on sale of mortgages	1,336		—		1,336
Earnings on bank owned life insurance	847		—		847
Other income	1,451	(23)	—		1,428
Total other income	13,253	310	—		13,563

Operating expenses:
Salaries and employee benefits	25,592	2,277	—		27,869
Occupancy	2,690	342	(15)	(8),(10)	3,017
Equipment	1,131	165	—		1,296
Advertising & marketing	1,009	21	—		1,030
Computer software & data processing	5,339	667	—		6,006
Shares tax	1,155	—	—		1,155
Professional services	2,566	725	—		3,291
Core deposit intangible amortization	—	—	337	(9)	337
Merger and conversion related expenses	—	—	—	(15)	—
Other expenses	4,080	864			4,944
Total operating expenses	43,562	5,061	322		48,945
Income before income taxes	19,826	773	(174)		20,425
Provision for income taxes	3,781	216	(38)	(11)	3,959
Net income	16,045	557	(136)		16,466

Per share information:
Basic earnings per share	2.83	0.03			2.90
Diluted earnings per share	2.83	0.03			2.90
Dividends per share	0.54	—			0.54
Weighted-average basic shares outstanding	5,670,176	16,426,998	(16,426,998)		5,670,176
Weighted-average diluted shares outstanding	5,670,894	16,426,998	(16,426,998)		5,670,894

See accompanying notes to Unaudited Pro Forma Combined Consolidated Financial Information.

ENB FINANCIAL CORP

Unaudited Combined Pro Forma Statement of Income for the Year Ended December 31, 2024

(Dollars in Thousands, except per share data)

	ENB	Cecil	Purchase
	Financial Corp	Bancorp, Inc.	Accounting		Combined
	Historical	Historical	Adjustments		Proforma
	$	$	$		$
Interest and dividend income:
Interest and fees on loans	73,057	10,093	1,661	(6)	84,811
Interest on securities available for sale:
Taxable	13,490	633	1	(5)	14,124
Tax-exempt	2,824	—	—		2,824
Interest on deposits at other banks	2,183	1,112	(1,281)	(4)	2,014
Dividend income	1,314	64	—		1,378
Total interest and dividend income	92,868	11,902	381		105,151
Interest expense:
Interest on deposits	30,414	4,207	217	(13)	34,838
Interest on borrowings	5,713	296	—		6,009
Total interest expense	36,127	4,503	217		40,847
Net interest income	56,741	7,399	164		64,304
Provision for credit losses	1,015	1,215	—		2,230
Net interest income after provision for credit losses	55,726	6,184	164		62,074

Other income:
Trust and investment services income	3,665	—	—		3,665
Service fees	5,864	466	—		6,330
Commissions	4,076		—		4,076
Losses on sale of debt securities, net	(97)		—		(97)
Gains on equity securities, net	256		—		256
Gains on sale of mortgages	1,826		—		1,826
Earnings on bank owned life insurance	1,259		—		1,259
Insurance proceeds	—	778			778
Other income	1,281	144	—		1,425
Total other income	18,130	1,388	—		19,518

Operating expenses:
Salaries and employee benefits	34,043	3,240	—		37,283
Occupancy	3,333	444	(45)	(8),(10)	3,732
Equipment	1,298	218	—		1,516
Advertising & marketing	1,152	35	—		1,187
Computer software & data processing	6,264	863	—		7,127
Shares tax	1,376	—	—		1,376
Professional services	3,277	622	—		3,899
Core deposit intangible amortization	—	—	499	(9)	499
Fraud loss		806
Merger and conversion related expenses	—	—	4,035	(15)	4,035
Other expenses	4,488	1,079			5,567
Total operating expenses	55,231	7,307	4,489		66,221
Income before income taxes	18,625	265	(4,325)		15,371
Provision for income taxes	3,308	75	(758)	(11)	2,625
Net income	15,317	190	(3,567)		12,746

Per share information:
Basic earnings per share	2.71	0.01			2.25
Diluted earnings per share	2.71	0.01			2.25
Dividends per share	0.69	—			0.69
Weighted-average basic shares outstanding	5,658,146	16,426,998	(16,426,998)		5,658,146
Weighted-average diluted shares outstanding	5,658,295	16,426,998	(16,426,998)		5,658,295

See accompanying notes to Unaudited Pro Forma Combined Consolidated Financial Information.

Note 1 - Purchase price consideration

In this pro forma analysis and under the terms of the Agreement and Plan of Stock Acquisition (the "Agreement"), the Corporation has used the $1.88 per share cash consideration exchanged for 100% of all of the outstanding shares of Cecil's common stock. Further, under the terms of the Agreement, each unexercised stock option as of February 1, 2026, was exchanged at the exchange rate of $1.88 per share, less the options exercise price of $1.30 per share.

Balance sheet adjustment at September 30, 2025 represents the actual cash consideration paid for outstanding shares of Cecil's common stock and the settlement of outstanding stock options as follows (dollars in thousands except per share data):

		$
Cash exchange for outstanding Cecil common shares:
Number of shares outstanding	16,426,998
Exchange rate per share	$1.88
Cash exchanged for outstanding shares		30,883
Number of options outstanding	769,231
Exchange rate per option	$1.88
Exercise price per option	1.30
Difference	0.58
Cash exchanged for outstanding options		446
Cash exchanged for outstanding Cecil's common shares		31,329

Note 2 - Acquisition Consideration Allocation

Under the acquisition method of accounting, the total merger consideration is allocated to the acquired tangible and intangible assets and assumed liabilities of Cecil based on their estimated fair value as of the acquisition date of the merger. The excess of the acquisition consideration over the fair value of the assets acquired and liabilities assumed, if any, is allocated to goodwill.

The total acquisition consideration as shown in the tables above is allocated to Cecil's tangible and intangible assets and liabilities based on their fair values as follows (in thousands):

	Cecil Bancorp, Inc.			Cecil Bancorp, Inc.
	Book Value	Fair Value		Fair Value
	September 30, 2025	Adjustments		September 30, 2025
	$	$		$

Total purchase price consideration				31,329

Recognized amounts of identifiable assets acquired
and liabilities assumed:
Cash and equivalents	25,584	—		25,584
Securities available for sale	20,982	(183)	(5)	20,799
Loans, gross	159,342	(5,592)	(6)	153,750
Allowance for credit losses	(1,726)	(272)	(7)	(1,998)
Loans, net of allowance	157,616	(5,864)		151,752
Premises and equipment	2,561	(463)	(8)	2,098
Regulatory stock	1,070	—		1,070
Core deposit intangible	—	2,746	(9)	2,746
Operating lease right of use asset	618	(107)	(10)	511
Deferred tax assets	9,313	(1,497)	(11)	7,816
Other assets	2,288	(214)	(12)	2,074
Total identifiable assets acquired	220,032	(5,582)		214,450
Deposits	189,168	(297)	(13)	188,871
Operating lease liability	633	(89)	(10)	544
Reserve for unfunded commitments	38	(23)	(14)	15
Other liabilities	527	497	(15)	1,024
Total liabilities assumed	190,366	88		190,454
Total identifiable net assets	29,666	(5,670)		23,996
Goodwill				7,333

Note 3 - Stockholders' equity

Balance sheet adjustments to reflect the reversal of Cecil's historical common stock, additional paid in capital and accumulated other comprehensive loss (in thousands).

Balance Sheet
September 30, 2025
$

Reversal of common stock	(156)
Reversal of capital surplus	(53,051)
Reversal of accumulated other comprehensive loss	1,306

Balance sheet adjustments to retained earnings to reflect the reversal of Cecil's historical accumulated deficit, estimated one-time merger charges for the Corporation and Cecil that have not yet been expensed, net of tax, and nonrecurring charges associated with system conversion of Cecil's core processing system, net of tax.  Also see Note 15 (in thousands).

Balance Sheet

September 30, 2025
$

Reversal of Cecil's accumulated deficit	22,235
Corporation's merger and conversion related expenses, net of taxes	(3,341)
18,894

The Corporation acquired all of the outstanding common shares of Cecil in exchange for cash, resulting in the elimination of Cecil's common shares, resulting in the elimination of their outstanding shares in the combined proforma consolidated financial statements.

Note 4 - Interest bearing deposits with banks

Interest bearing deposits with banks balance sheet adjustment reflects the payment of the total purchase price of the acquisition, and the related statements of income adjustment to reflect the cost of the purchase price, assuming an effective funds rate of 4.09% at September 30, 2025 (in thousands).

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Total purchase price of Cecil	(31,329)	(961)	(1,281)

Note 5 - Securities available for sale

Balance sheet adjustment to reflect the difference in fair value between Cecil's matrix pricing and the Corporation's quoted prices for the securities, the majority of which were liquidated shortly after the acquisition date.  Matrix pricing is a technique commonly used to price debt securities that are not actively traded using the securities relationship to other benchmark quotes.  There is no income statement adjustment for securities sold, while the adjustment for the securities retained represents amortization of the premium (in thousands).

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Securities available for sale
Fair value adjustment for securities sold	(187)		—
Fair value adjustment for securities retained	4	—	1
	(183)	—	1

Note 6 - Loans

Balance sheet adjustment to reflect the fair value discount for acquired purchased credit deteriorated ("PCD") loans and Purchased Seasoned Loans ("PSL") and other loan adjustments.  The fair value adjustments will be subsequently recognized over the expected life of the loans.  Balance sheet and income statement adjustment to reflect the reversal of existing deferred net loan fees (in thousands).

In November 2025, the FASB released ASU 2025-08, Financial Instruments - Credit Losses (Topic 326): Purchased Loans, introducing significant changes to the Current Expected Loss (CECL) standard.  This update aims to enhance comparability and consistency in acquisition reporting.

The Corporation elected to early adopt ASU 2025-08 and used the gross up approach to record the allowance for credit losses for PSLs.

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Fair value adjustments on loans acquired
PSL fair value	(5,431)	456	747
PCD loans fair value	50	(34)	(55)
PCD nonaccruing loans fair value	(270)	—	—
Total fair value adjustments for loans	(5,651)	422	692
Gross up of acquired loans for allowance for
credit losses
PSL and PCD loans allowance for credit losses	1,998	—	—
Total gross up for acquired loans for
allowance for credit losses	1,998	—	—
Total loan fair value adjustments	(3,653)	422	692
Reversal of deferred loan fees, net	(1,939)	727	969
	(5,592)	1,149	1,661

Note 7 - Allowance for credit losses

Balance sheet adjustment for the reversal of Cecil's existing allowance for loan losses, balance sheet adjustment for PSL and PCD loans for the allowance for credit losses (in thousands).

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Allowance for credit losses
Reversal of existing allowance for credit losses	1,726	—	—
Allowance for credit losses for PSL/PCD loans	(1,998)	—	—
Total adjustments to allowance for credit losses	(272)	—	—

Note 8 - Premises and equipment

Balance sheet and statement of income adjustment to reflect the fair value of land and buildings and the related depreciation adjustment based on the expected life of the related asset (in thousands).

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Premises and equipment:
Land fair value adjustment	(198)	—	—
Building fair value adjustment	(265)	(5)	(7)
Total adjustments for premises and equipment	(463)	(5)	(7)

Note 9 -  Core Deposit Intangible

Balance sheet adjustment to core deposit intangible to reflect the fair value for acquired core deposit intangible asset. Statement of income adjustment for the amortization based upon an expected life of 10 years using sum of years' digit amortization method (in thousands).

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Core deposit intangible asset	2,746	337	499

Note 10 - Operating leases

Balance sheet and statement of income adjustment to reflect the reversal of Cecil's right of use asset and operating lease liability, the establishment of the acquired leases right of use asset (included in other assets on the balance sheet) and related lease obligation (included in other liabilities) using current incremental borrowing rates and expected lease expiration. Adjustment also includes fair value mark of operating lease contracts, which will be amortized over 8 years.  Impact on statement of income included in occupancy expense (in thousands).

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Right of use asset:
Net adjustment for establishment of Corporation's right
of use asset	(76)	6	13
Unfavorable lease fair value adjustment, net	(31)	(12)	(45)
Total right of use asset adjustment	(107)	(6)	(32)
Operating lease obligation:
Net adjustment for establishment of Corporation's operating
lease liability	(89)	(4)	(6)
Total operating lease obligation	(89)	(4)	(6)

Note 11 - Deferred tax asset and income tax expense

Balance sheet adjustment reflects differences in combined state and federal statutory income tax rate from 27.52% to be realized by Cecil, to the expected apportioned multi-state and federal statutory income tax rate expected to be realized by the Corporation, the adjustment to expected realization of net operating loss benefits under Internal Revenue Code 302 limitations, fair value adjustment and one time merger charges.  Related statements of income adjustments to proforma adjustments using a statutory rate of 21.75% for book income tax expense (in thousands).

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Adjustment for change in blended statutory income tax rate and
expectation as to utilization of net operating loss carryforwards	(2,817)	—	—
Tax impact of fair value adjustments	1,320	(38)	(64)
Total tax impact of fair value & purchase accounting adjustments	(1,497)	(38)	(64)
Taxes on Corporation's accrual for one-time merger and conversion
charges (See Note 15)	694	—	(694)
Total tax impact purchase accounting and transaction accounting
adjustments	(803)	(38)	(758)

Note 12 - Other assets

Balance sheet adjustment to reflect the fair value of repossessed assets.  There is no expected impact on the statement of income (in thousands).

Balance Sheet

September 30, 2025
$

Repossessed assets	(214)

Note 13 -  Deposits

Balance sheet adjustment to deposits related to the fair value of interest-bearing time deposits.  Statement of income adjustment related to the amortization of discount on interest-bearing time deposits based on the maturities of interest-bearing time deposits (in thousands).

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Certificates of deposits	(297)	(40)	(217)

Note 14 - Reserve for unfunded commitments

Balance sheet adjustment to decrease the reserve for unfunded loan commitments, with no impact to the statement of income (in thousands).

Balance Sheet

September 30, 2025
$

Reversal of existing reserve for unfunded commitments	(38)
Reserve for unfunded commitments	15
Total adjustments to reverse for unfunded commitments	(23)

Note 15 - Other liabilities

Balance sheet adjustments to reflect the unaccrued, estimated remaining, one-time merger and conversion related charges for the Corporation, net of taxes of $3,341,000 and conversion related charges for Cecil, net of taxes of $360,000 (Cecil's taxes on estimated merger charges of $136 included in tax impact of fair value adjustments, in deferred tax asset above) . It is noted that a tax benefit was not taken for certain merger related obligations and costs that were not considered to be tax deductible (in thousands).

	Balance Sheet	Statement of Income	Statement of Income
		Nine Months Ended	Year Ended
	September 30, 2025	September 30, 2025	December 31, 2024
	$	$	$

Corporation accrual for one-time merger related charges
included in other liabilities	2,485	—	2,485
Corporation estimated accrual for core conversion costs	1,550	—	1,550
	4,035	—	4,035
Cecil accrual for one-time merger related charges	497	—	—
Total	4,532	—	4,035